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                                                                   EXHIBIT 10.12

                             SUPPLEMENTAL INDENTURE

         SUPPLEMENTAL INDENTURE (the "SUPPLEMENTAL INDENTURE"), dated as of August 3, 2001, between ANTEC Corporation, a Delaware corporation (the "COMPANY"), Arris Group, Inc. (f/k/a Broadband Parent Corporation), a Delaware corporation ("ARRIS GROUP"), and The Bank of New York, a New York banking corporation, as Trustee (the "TRUSTEE"), to the Indenture between the Company and the Trustee, dated as of May 8, 1998, as amended or supplemented from time to time (the "INDENTURE"). Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Indenture.

                                   WITNESSETH:

         WHEREAS, pursuant to an Agreement and Plan of Reorganization, dated as of October 18, 2000, as amended (as amended, the "PLAN OF REORGANIZATION") by and among the Company, Arris Group, Broadband Transition Corporation ("TRANSITION"), Nortel Networks Inc., Nortel Networks LLC and Arris Interactive L.L.C., Transition, a wholly-owned subsidiary of Arris Group and in indirect wholly-owned subsidiary of the Company, will merge (the "MERGER") with and into the Company and each share of common stock, par value $0.01 per share, of the Company (the "COMPANY COMMON STOCK") then outstanding will become one (1) share of common stock, par value $0.01 per share, of Arris Group ("ARRIS GROUP COMMON STOCK");

         WHEREAS, the Indenture provides that, subject to the provisions of the Indenture, any Security may at any time, be converted into fully paid and non-assessable shares of Company Common Stock;

         WHEREAS, pursuant to Section 13.6 of the Indenture (all section references herein are to the Indenture) the Company and Arris Group are delivering to the Trustee this Supplemental Indenture, which provides that on and after the effective time of the Merger (the "EFFECTIVE TIME"), the Holder of each Security then outstanding shall have the right thereafter to convert such Security into shares of Arris Group Common Stock upon the same terms as such Security was convertible into Company Common Stock immediately prior to the Effective Time;

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the Company's 4 1/2% Convertible Subordinated Notes due 2003:

                                    ARTICLE I

                    CONTINUATION OF CONVERSION PRIVILEGE FOR
                            ARRIS GROUP COMMON STOCK

         Section 1.1       Subject to and upon compliance with the provisions of
Article XIII of the Indenture, on and after the Effective Time, at the option of the Holder thereof, each Security shall be convertible into fully paid and non-assessable shares of Arris Group Common Stock at the same Conversion Price (as subsequently adjusted from time to time in accordance with the terms of the Indenture) as such Security was convertible into Company Common Stock immediately


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prior to the Effective Time of the Merger. From and after the Effective Time, all references in the Indenture to "Common Stock" shall mean Arris Group Common Stock.

         Section 1.2 The Company shall notify the Trustee of the Effective Time of the Merger in the Officers' Certificate contemplated by Section 2.1 hereof.

                                   ARTICLE II

                                 EFFECTIVE TIME

         Section 2.1 This Supplemental Indenture shall become effective upon the last to occur of:

                  (a) execution of this Supplemental Indenture by the parties;

                  (b) receipt by the Trustee of a duly executed Officers' Certificate substantially in the form attached hereto as Exhibit A; and

                  (c) receipt by the Trustee of an opinion of counsel of the Company in the form required by the Indenture.

                                   ARTICLE III

                                  MISCELLANEOUS

         Section 3.1 The Indenture, as amended and modified by this Supplemental Indenture, is in all respects ratified and confirmed; this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided; and all the terms, conditions, and provisions of the Indenture shall remain in full force and effect, as amended and modified hereby.

         Section 3.2 THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK.

         Section 3.3 All parties may sign any number of copies or counterparts of this Supplemental Indenture. Each signed copy or counterpart shall be an original, but all of them together shall represent the same agreement.

         Section 3.4 The recitals contained herein shall be taken as the statements of the Company and Arris Group, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.


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         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed.

                                          ANTEC CORPORATION


                                          By: /s/ Lawrence A. Margolis
                                             -----------------------------------
                                          Name:  Lawrence A. Margolis
                                          Title: Executive Vice President
                                          ARRIS GROUP, INC.


                                          By: /s/ Lawrence A. Margolis
                                             -----------------------------------
                                          Name:  Lawrence A. Margolis
                                          Title: Vice President

                                          THE BANK OF NEW YORK, as Trustee


                                          By: /s/ Mary La Gumina
                                             -----------------------------------
                                          Name:
                                          Title:


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